Archer Announces Second Quarter Results, Highlighting Manufacturing Ramp Of Midnight Aircraft Ahead Of Early Commercial Deployments ● Six Midnight aircraft in production, three of which are in final assembly at our facilities ● Selected as the Official Air Taxi Provider of the LA28 Olympic Games ● Commenced UAE Launch Edition program with Abu Dhabi Aviation and the Abu Dhabi Investment Office ● Accelerated defense program with two strategic acquisitions ● Sector leading balance sheet with over $1.7B of cash and cash equivalents Piloted test flight of Archer’s Midnight aircraft SANTA CLARA, CA, August 11, 2025 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the second quarter ended June 30, 2025. The Company issued a shareholder letter discussing those results, as well as its third quarter 2025 estimates. Commenting on second quarter 2025 results, Adam Goldstein, Archer’s founder and CEO said:

“This quarter, we ramped aircraft manufacturing across our facilities in California and Georgia with six Midnight aircraft in production, including three in final assembly. Alongside major progress in the UAE, our selection as the Official Air Taxi Provider of LA28 Olympic Games, and two acquisitions to accelerate our defense program, we’re executing from a position of strength with a sector leading $1.7 billion of liquidity.” Live Webcast Details Archer will host a live webcast to discuss its results at 2:00 p.m. Pacific Time today. The live webcast and replay is accessible via Archer’s investor relations website at investors.archer.com or conference call by dialing 404-975-4839 (domestic) or +1 833-470-1428 (international) and entering the access code 100811. Second Quarter Highlights Aircraft Manufacturing Ramps, With Production Certificate Well Underway Archer is concurrently producing six Midnight aircraft across its supply chain, three of which are in final assembly across its facilities. Archer is building these across its “golden manufacturing line” in Silicon Valley and its high-volume facility in Georgia. In parallel, the FAA continued conducting reviews and inspections of Archer’s manufacturing operations as part of the production certificate efforts. LA 2028 Olympic Games And White House Executive Order Advance U.S. Launch Plans The LA 2028 Olympic Games selected Archer as its Official Air Taxi Provider, helping align Archer’s federal and local stakeholders around achieving the goal of FAA type certification and scaled operations of Midnight. To enable this, Archer partnered with the U.S. Department of Transportation, the FAA and the White House on an Executive Order in June 2025 to promote American “dominance” in eVTOL aircraft and create a Presidential mandate for early U.S. deployments as soon as next year. UAE Launch Edition Takes Flight Archer signed definitive agreements with its partners, Abu Dhabi Aviation and the Abu Dhabi Investment Office, to activate the first of several planned Launch Edition programs globally. As part of this, Archer delivered its first Midnight aircraft to the UAE, commenced its flight test program in Abu Dhabi and expects initial commercial payments later this year. Accelerated Defense Program With Two Strategic Acquisitions Archer Defense is seeing strong demand from four of the major allied defense programs worldwide. In an effort to accelerate its path to market, during the quarter Archer made two strategic acquisitions: a patent portfolio and critical talent from Overair, and specialized defense composite manufacturing assets from Mission Critical Composites in Southern California.

Recent Manufacturing progress of Archer’s Midnight aircraft in one of its Silicon Valley facilities

Second Quarter Financial Results Q2 2025 (GAAP) Q2 20251 (Non-GAAP) Total Operating Expenses $ 176.1M $ 123.5M Net Loss $ (206.0M) NA Adjusted EBITDA NA $ (118.7M) Cash and Cash Equivalents $ 1,724.0M NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q2 2025.” Third Quarter 2025 Financial Estimates Archer’s financial estimates for third quarter of 2025 are as follows: ● Adjusted EBITDA to be a loss of $110 million to $130 million We have not reconciled our Adjusted EBITDA estimates because certain items that impact non-GAAP metrics are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense and change in fair value of warrants is impacted by the future fair market value of our common stock and warrants along with other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2025 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP metrics is not available without unreasonable effort.

About Archer Archer is designing and developing the key enabling technologies and aircraft necessary to power the future of aviation. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding Archer’s future business plans and expectations, including statements regarding its expected financial results for the third quarter of 2025, business strategy and plans, aircraft performance, the design and target specifications of our aircraft, the pace at which Archer intends to design, develop, certify, conduct test flights, manufacture and commercialize its planned eVTOL aircraft, business opportunities, production timeline, ramp-up and volume of its manufacturing facilities, air taxi network buildout, plans and anticipated benefits with respect to its collaborations with between Archer and third parties, government incentives, projected demand for Archer’s aircraft and services, including its “Launch Edition” commercialization program and associated deployment of aircraft and timing of commercial payments, Archer Defense,and international expansion. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K and in our Current Report on Form 8-K, filed with the SEC on June 13, 2025, which is or will be available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q2 2025 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended June 30, 2025 is set forth below. Three Months Ended June 30, 2025 Total operating expenses $ 176.1 Adjusted to exclude the following: Stellantis warrant expense (1) (0.8) Stock-based compensation (2) (51.8) Non-GAAP total operating expenses $ 123.5 (1) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis N.V. and its subsidiaries (“Stellantis”) in connection with certain services they are providing to the Company. (2) Amounts include stock-based compensation for options, restricted stock units and shares issued to employees, non-employees and vendors. Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months ended June 30, 2025 is set forth below. Three Months Ended June 30, 2025 Net loss $ (206.0) Adjusted to exclude the following: Other expense, net (1) 40.0 Interest income, net (10.2) Income tax expense 0.1 Depreciation and amortization expense 4.8 Stellantis warrant expense (2) 0.8 Stock-based compensation (3) 51.8 Adjusted EBITDA $ (118.7) (1) Amounts include changes in fair value of the public and private warrants, which are classified as warrant liabilities. (2) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (3) Amounts include stock-based compensation for options, restricted stock units and shares issued to employees, non-employees and vendors.

Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use the following non-GAAP financial measures: Non-GAAP total operating expenses and Adjusted EBITDA. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. We believe that the use of non-GAAP financial measures help us evaluate our business and financial performance, identify trends impacting our business, formulate business plans and financial projections, and make strategic decisions. We believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our operating and financial results and enables investors to more fully understand our performance and cash trends by removing the effects of certain non-cash expenses and non-recurring items. We excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We exclude stock-based compensation, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-cash stock-based compensation on our operating results. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to Stellantis, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. ###